SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 ---------------


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                 October 3, 2001
                                 Date of Report
                        (Date of earliest event reported)


                                 ---------------


                         ADVANCED TISSUE SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------



          Delaware                         0-016607            14-1701513
    ----------------------              --------------       --------------
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)           File No.)        Identification No.)


10933 North Torrey Pines Road, La Jolla, California                   92037
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      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (858) 713-7300



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Item 5.  Other Events

Attached hereto is a press release issued by the registrant on October 3, 2001.

Item 7.  Exhibits

    Exhibit
    Number                           Description
    -------                          -----------

     99.1           Press Release of the Company dated October 3, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ADVANCED TISSUE SCIENCES, INC.


Date:  October 3, 2001                 By:  /s/ Arthur J. Benvenuto
                                          ------------------------------
                                          Arthur J. Benvenuto
                                          Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


    Exhibit
    Number                             Description
    -------                            -----------

     99.1           Press Release of the Company dated October 3, 2001